CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BudgetHotels Network, Inc. (the “Company”) on Form 10-QSB for the period ending February 28, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I William P. McLaws, Chief executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/ William P. McLaws

        William P. McLaws Chief Executive Officer, and Principal Accounting Officer

Date: April 14, 2005